                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 21, 2001
                                 Date of Report
                        (Date of earliest event reported)

                            Tidel Technologies, Inc.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

Delaware                           0-17288                  75-2193593
--------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission                (IRS Employer of
Incorporation)                  File Number)             Identification No.)

5847 San Felipe, Suite 900, Houston, TX                       77057
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

                                 (713) 783-8200
                                 --------------
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report.)

ITEM 5.     OTHER EVENTS.

            On December 21, 2001, Tidel Technologies, Inc. issued a press release, set forth as Exhibit 99.1 to this Current Report, which describes, among other things, the amendment of Tidel's Senior Revolving Credit Facility with JP Morgan Chase.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  EXHIBITS

                 Exhibit No.     Exhibits
                 -----------     --------

                    99.1         Press Release of Tidel Technologies, Inc.
                                 dated December 21, 2001.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TIDEL TECHNOLOGIES, INC.

Dated: December 21, 2001                    By: /s/ Leonard Carr
                                                -------------------------------
                                                Name:   Leonard Carr
                                                Title:  Senior Vice President